LETTERHEAD OF THE CHASE MANHATTAN BANK


                                                           September 13, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

                  Re:  Chase Manhattan Home Equity Loan Trust 1995-1

Ladies and Gentlemen:

         I am sending for filing on behalf of the above-referenced issuer and in connection with the above-referenced securities a Current Report on Form 8-K dated September 13, 1996.

         Please confirm your receipt of such transmittal.


                                                            Very truly yours,

                                                           /s/ Martin R. Joyce
                                                            Martin R. Joyce

Enclosures



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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                            ------------------

                                 FORM 8-K

                              CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                       Date of Report: September 13, 1996
                       ----------------------------------

                          THE CHASE MANHATTAN BANK
           ------------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of registrant as specified in its charter)


                    CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
                    ---------------------------------------------
                      (Issuer with respect to Certificates)


           NEW YORK              33-93570               13-2633612
          ---------------     -----------------       ------------------
          (State or other      (Commission              (IRS Employer
          jurisdiction of      File Number)           Identification No.)
          incorporation)


         270 Park Avenue, New York, New York           10017
       -------------------------------------------   ----------
         (Address of principal executive offices)     (Zip code)


                                    (212) 270-6000
                  ---------------------------------------------------
                  (Registrant's telephone number, including area code)


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Item 5. Other Events


     On 08/15/1996, Chase Manhattan Home Equity Loan Trust 1995-1 (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, between The Chase Manhattan Bank, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.03 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


Item 7(c).        Exhibits


Exhibit           Description

20.1 Monthly Certificateholders' statement with respect to the August 15, 1996 distribution to Certificateholders



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                              SIGNATURES
                              ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      THE CHASE MANHATTAN BANK


                                      By:    /s/William J. Murray

                                      Name:  William J. Murray
                                      Title: Vice President


Date:  September 13, 1996

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                                        INDEX TO EXHIBITS
                                        -----------------
   Exhibit                    Description                       Page
   -------                    -----------                       -----

     20.1              Certificateholder Report dated             5
                       08/15/1996 delivered pursuant
                       to Section 5.03 of the Pooling
                       and Servicing Agreement as
                       of September 1, 1995.


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                                                          Exhibit 20.1

                                 MONTHLY CERTIFICATE HOLDERS REPORT
                                ----------------------------------

Due Period :  11Beginning Date   : 07/01/1996  End Date           :  07/31/1996
              Determination Date : 08/12/1996  Remittance Date    :  08/15/1996

                       CHASE HOME EQUITY LOAN TRUST, Series 1995-1

     I. Floating Allocation Percentage

Beginning %       97.694274749798%
Ending %          97.655174975066%

    II. Cash Received

SERVICER                   Chase Manhattan Bank, N.A.
Interest Collected                  2,928,749.87
Principal Collected                14,082,790.99
Additional Draw                     8,213,076.04

   III. Pool Balance

Beginning Balance         351,989,676.97        351,989,676.97
Principal Payments         14,221,233.91         14,221,233.91
Prin Pay Rev                  138,442.92            138,442.92
Advances                    8,227,827.43          8,227,827.43
Advance Rev                    14,751.39             14,751.39
Liquidation Loss              -18,869.82            -18,869.82
Ending Balance            346,138,831.84        346,138,831.84

    IV. Interest to Certificateholders

TRANCH    Beg. Balance      Rate       Schduled Int  Int Shrtfall   Disbrsed Int
A-1     307,465,394.08   5.73609000% $ 1,518,697.89  $ 0.00       $ 1,518,697.89
A-2      34,379,107.03   5.73000000%   $ 169,632.25  $ 0.00         $ 169,632.25
TOTAL   341,844,501.11               $ 1,688,330.14  $ 0.00       $ 1,688,330.14

SI         8,115,914.86  0.00000000%    $ 64,147.29  $ 0.00          $ 64,147.29
TOTAL      8,115,914.86                 $ 64,147.29  $ 0.00          $ 64,147.29

     V. Principal to Certificateholders

                           Scheduled
TRANCH   Beg. Balance   Principal     Adjustment  Ending Principal Cert. Factor
A-1     307,465,394.08  5,262,820.30    0.00      302,202,573.78    0.8447662
A-2      34,379,107.03    588,459.92    0.00       33,790,647.11    0.8447662
TOTAL   341,844,501.11  5,851,280.22    0.00      335,993,220.89

SI        8,115,914.86        0.00   -435.09        8,116,349.95    0.9999144
TOTAL     8,115,914.86        0.00   -435.09        8,116,349.95


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    VI. Overdue Interest

    GROUP            Overdue Interest    Int. On Overdue      Remaining Overdue
MORTGAGE GROUP ONE        0.00                  0.00                      0.00

   VII. Invested Amount

  GROUP                          Invested Amount
  MORTGAGE GROUP ONE              338,022,481.89


VIII. Liquidation Loss

Liquidation Loss Amount         -18,869.82
Loss Investor Cert.             -18,434.73
Reimbursed Amount                     0.00
Unreimbursed Amount                   0.00

    IX. Loss Recovery

Total Amount           0.00

     X. Servicing Fee

SERVICER                   Chase Manhattan Bank, N.A.
Beginning Balance                 351,989,676.97
Rate                                      0.5000%
Servicing Fee                         146,662.37

    XI. Single Certificate Principal Distribution

TRANCH     Orig. Balance  Sched. Principal  Certificate Value    Pr.Dist / Cert.
A-1       357,735,172.00     5,262,820.30        1,000.00        $ 14.7114980911
A-2        40,000,000.00       588,459.92        1,000.00        $ 14.7114980000
TOTAL     397,735,172.00     5,851,280.22

SI          8,117,044.57             0.00        1,000.00         $ 0.0000000000
TOTAL       8,117,044.57             0.00

   XII. Single Certificate Interest Distribution

TRANCH    Orig. Balance   Sched. Interest   Certificate Value   Int.Dist / Cert.
A-1      357,735,172.00     1,518,697.89         1,000.00        $ 4.2453133180
A-2       40,000,000.00       169,632.25         1,000.00        $ 4.2408062500
TOTAL    397,735,172.00     1,688,330.14

SI         8,117,044.57        64,147.29         1,000.00        $ 7.9027889334
TOTAL      8,117,044.57        64,147.29

  XIII. Insured Payment

               GROUP              Amount
  MORTGAGE GROUP ONE               0.00

   XIV. Transfer Deposit Amount

               GROUP              Amount
  MORTGAGE GROUP ONE               0.00

    XV. Delinquency Information for Due Period

              PERIOD         Number of        Principal Balance
             30 DAYS              73             2,120,787.73
             60 DAYS              19               576,859.29
             90 DAYS               8               275,277.30
           120+ DAYS              12               487,899.86
               TOTAL             112             3,460,824.18

           FORECLOSR               0                0.00
               TOTAL               0                0.00

                 REO               0                0.00
               TOTAL               0                0.00

   XVI. Book Value REO Property

               GROUP                Value
  MORTGAGE GROUP ONE                0.00

  XVII. Servicer Advance

SERVICER                      Chase Manhattan Bank, N.A.
Required Advances                          0.00
Nonrecoverable Advances                    0.00